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                           NEW ENGLAND FUNDS TRUST III
                         NEW ENGLAND EQUITY INCOME FUND

Supplement dated January 2, 1997 to the Prospectus dated May 1, 1996 (as supplemented September 30, 1996)

The Fund has applied for an exemptive order from the Securities and Exchange Commission seeking to permit New England Funds Management, L.P., subject to certain conditions, to enter into subadvisory agreements with subadvisers other than the existing subadvisers of the Fund when approved by the Trust's Board of Trustees, without obtaining shareholder approval. The exemptive request also seeks to permit, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the Trust's Board of Trustees. Shareholders would be notified of any subadviser changes.

IN THE SECTION ENTITLED "FUND DETAILS - ADDITIONAL FACTS ABOUT THE FUND," the minimum account balance has been changed from $500 to $1,000 for all accounts except for Keogh, pension and profit sharing plans and automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share. If the balance in your account with the Fund is less than this minimum amount, the Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

THE SECTION ENTITLED "BUYING FUND SHARES - MINIMUM INVESTMENT" HAS BEEN REVISED TO READ AS FOLLOWS:

$2,500 is the minimum for an initial investment in the Fund and $100 is the minimum for each subsequent investment.

There are special investment minimums for the following plans which are offered by the Fund:

* $25 on initial and subsequent investments for payroll deduction investment programs for 401(k), SARSEP, SIMPLE Plans, 403(b)(7) retirement plans and certain other retirement plans.

* $500 on initial and $100 on subsequent investments for automatic investing through the Investment Builder program.

* $250 on initial and $100 on subsequent investments for retirement plans with tax benefits such as corporate pension and profit sharing plans and Keogh plans.

* $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act.

*  $2,000 on initial and $100 on subsequent investments for IRAs.

THE SECTION ENTITLED "OWNING FUND SHARES - EXCHANGING AMONG NEW ENGLAND FUNDS" HAS BEEN REVISED AS FOLLOWS:

The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), except that under the Automatic Exchange Plan the minimum is $100.

IN THE SECTION ENTITLED "BUYING FUND SHARES - REDUCED SALES CHARGES (CLASS A SHARES ONLY)," in the paragraph which begins, "There is no sales charge, CDSC or initial investment minimum related to investments by certain current and retired employees," all references to "The New England" are deleted and replaced with "New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company."

afp\misc\eisupp.j97